EATON VANCE TEXAS MUNICIPALS FUND
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

--------------------------------------------------------------------------------
                                                                   July 30, 2001

Dear Shareholders:

     A Special Meeting of Shareholders of Eaton Vance Texas Municipals Fund ("Texas Fund"), a series of Eaton Vance Municipals Trust, is to be held at 1:30 p.m., Eastern Standard Time, on September 21, 2001 at the above location. Enclosed is a Prospectus/Proxy Statement regarding the meeting, a proxy to allow you to vote, and a postage prepaid envelope in which to return your proxy.

     At the Special Meeting, action will be taken to approve or disapprove a transaction (the "Reorganization"), involving the Texas Fund and Eaton Vance National Municipals Fund ("National Fund"), also a series of Eaton Vance Municipals Trust. The Reorganization will result in the conversion of Texas Fund shares into corresponding shares of National Fund of equal value. National Fund has certain investment policies that differ from those of the Texas Fund and certain risks of an investment in National Fund also differ. The enclosed Prospectus/Proxy Statement describes the Reorganization in detail. Please review the enclosed materials, complete and return your proxy in the postage prepaid envelope provided.

     The number of shares of Texas Fund that will be voted in accordance with your instructions appears on your proxy.

     The management and Trustees of the Texas Fund believe that the Reorganization will benefit Texas Fund shareholders and recommend that you vote IN FAVOR of the Reorganization. National Fund currently has a higher yield than Texas Fund. This yield advantage could change over time. Every vote counts, so please return your proxy today in the postage prepaid envelope provided for your convenience.

     Should you have questions regarding the proposed Reorganization, please call (800) 225-6265 any time Monday - Friday between 9 a.m. and 5 p.m. Eastern Standard Time.


                                Sincerely,

                                /s/ Thomas J. Fetter
                                Thomas J. Fetter
                                President


Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope so as to ensure a quorum at the Meeting. This is important whether you own a few shares or many shares.

                        EATON VANCE TEXAS MUNICIPALS FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, SEPTEMBER 21, 2001


To Shareholders:

     Please note that a Special Meeting of Shareholders of the above Fund ("Texas Fund") has been called to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 on Friday, September 21, 2001 at 1:30 p.m., Eastern Standard Time, for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition by Eaton Vance National Municipals Fund ("National Fund"), of all of the net assets of Texas Fund, in exchange for the issuance of shares of National Fund to Texas Fund, the distribution of such shares to the shareholders of Texas Fund and the termination of Texas Fund, all as described in the accompanying Prospectus/Proxy Statement. A copy of the Plan is attached as Exhibit A thereto.

     (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on July 23, 2001 are entitled to vote at the meeting or any adjournments thereof.

                                By Order of the Board of Trustees



                                /s/ Alan R. Dynner
                                Alan R. Dynner
                                Secretary


July 30, 2001

IMPORTANT - WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT USING THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF YOUR ENCLOSED PROXY WILL SAVE TEXAS FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                 PROSPECTUS/PROXY STATEMENT DATED JULY 30, 2001
                          ACQUISITION OF THE ASSETS OF
                        EATON VANCE TEXAS MUNICIPALS FUND
                        BY AND IN EXCHANGE FOR SHARES OF
                      EATON VANCE NATIONAL MUNICIPALS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (800) 225-6265

     This Prospectus/Proxy Statement relates to the proposed acquisition of the assets of Eaton Vance Texas Municipals Fund ("Texas Fund"), a series of Eaton Vance Municipals Trust (the "Trust"), which is a Massachusetts business trust, by Eaton Vance National Municipals Fund ("National Fund"), also a series of the Trust, in exchange for the issuance of shares, without par value, of National Fund ("National Fund Shares") to the Texas Fund and the assumption of all of Texas Fund's liabilities by the National Fund. Following the transfer, National Fund Shares will be distributed to shareholders of the Texas Fund in liquidation of the Texas Fund and the Texas Fund will be terminated. As a result, each shareholder of the Texas Fund will receive National Fund Shares equal in value to the value of such shareholder's Texas Fund shares, in each case calculated as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the exchange. This document serves as a Proxy Statement for the Special Meeting of Shareholders of Texas Fund to be held on September 21, 2001 at 1:30 p.m. and any adjournments thereof and is being used by the Board of Trustees of the Trust to solicit the proxies of shareholders in connection therewith. This document also serves as a Prospectus of National Fund and covers the proposed issuance of National Fund Shares.

     National Fund seeks to provide current income exempt from regular federal income tax.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about National Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of National Fund dated February 1, 2001, which is incorporated by reference herein. A Statement of Additional Information dated July 30, 2001 containing additional information about National Fund and the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement may be obtained without charge by writing to the distributor of National Fund, Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, MA 02109; or by calling (800) 225-6265. You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the hours of operation of the public reference room); on the EDGAR Database on the SEC's Internet site (HTTP://WWW.SEC.GOV); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at PUBLICINFO@SEC.GOV.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE

SUMMARY........................................................................2

FUND EXPENSES..................................................................5

PRINCIPAL RISK FACTORS.........................................................6

REASONS FOR THE REORGANIZATION.................................................6

INFORMATION ABOUT THE REORGANIZATION...........................................7

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..............................10

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS..........................12

SHAREHOLDER SERVICES..........................................................13

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.................................13

INFORMATION ABOUT THE FUNDS...................................................14

VOTING INFORMATION............................................................15

DISSENTERS RIGHTS.............................................................17

NATIONAL FUND FINANCIAL HIGHLIGHTS............................................18

TEXAS FUND FINANCIAL HIGHLIGHTS...............................................19

EXPERTS.......................................................................20

OTHER MATTERS.................................................................20

                                     SUMMARY

     The following is a summary of certain information contained in or incorporated by reference in this Prospectus/Proxy Statement. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Prospectus/Proxy Statement and the documents referred to herein.


     PROPOSED TRANSACTION. The Trustees of the Trust have approved an Agreement and Plan of Reorganization for Texas Fund (the "Plan"), which provides for the transfer of all of the assets of Texas Fund to National Fund in exchange for the issuance of National Fund Shares to Texas Fund and the assumption of all of Texas Fund's liabilities by the National Fund at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The Plan of Reorganization is attached hereto as Exhibit A. The value of shares to be issued to Texas Fund and its shareholders will be identical in value to its outstanding shares on the Closing Date. National Fund Shares will be distributed to shareholders of Texas Fund in liquidation of Texas Fund and Texas Fund will be terminated. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization".) As a result of the Reorganization, each shareholder of Texas Fund will receive full and fractional National Fund Shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing Date to the value of such shareholder's shares of Texas Fund. At or prior to the Closing, Texas Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Funds will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization is in the best interests of such shareholders.


     BACKGROUND FOR THE PROPOSED TRANSACTION. The Board of Trustees of the Trust considered a number of factors, including the proposed terms of the Reorganization. The Trustees considered that combining the Funds would produce additional economies of scale, which may help reduce costs per share, would increase diversification of the combined Fund and Texas Fund shareholders will likely receive higher yields. Moreover, the Trustees considered that, in light of the Texas Fund's small size and the low prospects for enactment of a Texas income tax, it was not economically viable for Eaton Vance Management ("Eaton Vance") to sponsor and manage the Fund, and the Reorganization was a better alternative than liquidation.

     THE  BOARD  OF  TRUSTEES   OF  THE  TRUST   BELIEVES   THAT  THE   PROPOSED
REORGANIZATION IS IN THE BEST INTERESTS OF SHAREHOLDERS AND HAS RECOMMENDED THAT TEXAS FUND SHAREHOLDERS VOTE FOR THE REORGANIZATION.

     PRINCIPAL DIFFERENCES BETWEEN THE FUNDS. There are three differences between the Texas Fund and the National Fund in their investment policies. First, the National Fund can invest in municipal obligations of any state, although it does not currently intend to invest more than 25% of net assets in securities of any one state. The National Fund, therefore, will be exposed to the political and economic risks of other states and regions of the United States. Moreover, from time to time certain types of municipal securities may be more available outside Texas, and, therefore, shareholders of National Fund will be exposed to the risks of such securities if National Fund invests in them.


     Second, the National Fund is required to invest only 65% of its net assets (as opposed to 75% in Texas Fund) in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch IBCA ("Fitch"), or deemed of equivalent quality by Eaton Vance). Neither Fund, however, can invest more than 10% of its net assets in obligations rated below B by Moody's, S&P or Fitch. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations (so-called "junk bonds") are predominantly speculative. The ability of National Fund to invest 10% more of its assets than the Texas Fund in below investment grade quality municipal bonds may adversely affect the performance of the National Fund. It may also provide for higher yields and greater opportunity for price appreciation.

     Third, although Texas does not have a state income tax, if Texas were to implement a state income or similar tax, all or a significant portion of the National Fund's income could be subject to such state taxes, due in principal part to the National Fund's policy of limiting investments in securities of any one state to not more than 25% of its net assets. Conversely, if Texas were to implement a state income or similar tax, the Texas Fund could be managed so that all or a significant portion of the Texas Fund's income would not be subject to such state taxes.


     The National Fund also has certain fundamental investment restrictions, which can only be changed by shareholder vote, which the Texas Fund does not. These restrictions are not material to the current investment strategies employed.

     The Texas Fund and the National Fund utilize the master-feeder structure, whereby they invest all of their assets in separate corresponding investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). These master funds are referred to herein as the "Texas Portfolio," the "National Portfolio" or the "Portfolios".

     ADVISORY FEES AND EXPENSES. The Portfolios pay Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, their investment adviser, an investment advisory fee based on a fee schedule according to assets and income earned. For assets of $40 million or more, this schedule is the same, 0.300% of annual assets and 3% of daily income. The Texas Portfolio pays only 0.100% of annual assets and 1% of daily income on assets up to $20 million, and 0.200% of annual assets and 2% of daily income on assets of $20 million up to $40 million. National Portfolio does not have a reduced fee schedule for assets below $40 million.

     Class A and Class B shares of each of the National Fund and the Texas Fund pay a shareholder service fee of 0.25% and 0.20% of average daily net assets, respectfully. Class B shares of each of the National Fund and the Texas Fund pay a distribution and service fee pursuant to Rule 12b-1 under the 1940 Act at an annual rate of up to 0.75% of such Fund's average daily net assets.

     The current expense ratio of the Texas Fund is higher than that of National Fund. For each Fund's fiscal period ended June 30, 2001, the ratio of expenses to net assets was 1.22% and 2.01% for Class A and B of the Texas Fund, and 0.83% and 1.25% for Class A and Class B of the National Fund. Thus, Texas Fund shareholders will experience an immediate and substantial reduction in expenses if the Reorganization is approved. The actual amount of reduction cannot be determined until the Closing and future other expenses may increase resulting in higher total operating expenses. See "Fund Expenses" below.


     DISTRIBUTION ARRANGEMENTS. Shares of each Fund are sold on a continuous basis by EVD, the Trust's distributor. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class B shares of each Fund are sold at net asset value subject to a contingent deferred sales charge ("CDSC"). The sales charge schedules are identical. In the Reorganization, Texas Fund shareholders will receive shares of the corresponding class of National Fund. Class B shareholders will be given credit for their holding period in the Texas Fund in determining any applicable CDSC. National Fund offers Class C and Class I shares but these shares will not be affected by the Reorganization.

     REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES. Each Fund offers the same redemption features pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guaranties. Each Fund has the same exchange privileges.


     TAX CONSEQUENCES. The Reorganization is not expected to result in the recognition of capital gain or loss to Texas Fund shareholders or the Texas Fund. The law firm Ropes & Gray is expected to issue a tax opinion to that effect. Nevertheless, the Reorganization will be consummated even if it is taxable, which means that Texas Fund shareholders may be required to recognize for tax purposes a gain or loss depending upon their tax basis (generally, the original purchase price) for Texas Fund shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of National Fund shares received from the Reorganization. Shareholders should consult their tax advisers. See "INFORMATION ABOUT THE REORGANIZATION - Federal Income Tax Consequences."

                                  FUND EXPENSES

     Expenses shown are those for the most recent fiscal year of each Fund, which is July 31, 2000 for the Texas Fund and September 30, 2000 for the National Fund.

SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Class A               Class B
--------------------------------------------------------------------------------
------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)
4.75%                 None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of
None                  5.00%
  net asset value at time of purchase or time of redemption)
Maximum Sales Charge (Load) Imposed on Reinvested Distributions
None                  None
Exchange Fee
None                  None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND AND PORTFOLIO ASSETS)


                                                                  Total
                                 Distribution                  Annual Fund
                   Management    and Service      Other         Operating
                      Fees       (12b-1) Fees   Expenses*        Expenses
--------------------------------------------------------------------------------
Texas Fund
  Class A shares       0.16%         0.00%         0.86%            1.02%
  Class B shares       0.16%         0.95%         0.66%            1.77%
National Fund
  Class A shares       0.45%         0.00%         0.37%            0.82%
  Class B shares       0.45%         1.00%         0.12%            1.57%

* Other Expenses for Class A includes a service fee of 0.20% for the Texas Fund and 0.25% for the National Fund.

EXAMPLE
These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating costs remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Texas Fund
  Class A shares      $574           $784          $1,011          $1,664
  Class B shares      $680           $957         $1,159           $2,084

National Fund
  Class A shares      $555           $724        $   908           $1,440
  Class B shares      $660           $896         $1,055           $1,867


You would pay the following expenses if you did not redeem your shares:

                    1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Texas Fund
  Class A shares      $574           $784          $1,011          $1,664
  Class B shares      $180           $557        $   959           $2,084

National Fund
  Class A shares      $555           $724           $908           $1,440
  Class B shares      $160           $496           $855           $1,867

                             PRINCIPAL RISK FACTORS

     As discussed above under "Principal Differences Between the Funds," the National Fund has certain investment policies that differ from the Texas Fund. These differences relate to concentration of investments in state issuers and credit quality. These differences will affect returns to Texas Fund shareholders if the Reorganization is consummated.

     The current investment portfolios are different. It is anticipated a significant amount of the Texas Fund's portfolio securities will be retained after its Reorganization, but such securities will constitute only a small part of the overall investment portfolio of National Portfolio.

     For common investment risks, see the National Fund prospectus which accompanies this prospectus/proxy statement.

                         REASONS FOR THE REORGANIZATION

     The Reorganization has been considered by the Board of Trustees of the Trust. In reaching the decision to recommend that the shareholders of the Texas Fund vote to approve the Reorganization, the Trustees, including the Trustees who are not interested persons of the Trust, concluded that the Reorganization would be in the best interests of Texas Fund shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the proposed terms of the Reorganization.

                   PROJECTED YIELD FOR TEXAS FUND SHAREHOLDERS


     The Trustees considered that although certain asset based fees of the National Fund are higher (advisory and shareholder service fees), combining the Funds would produce higher yields for shareholders of the Texas Fund, at least initially. Based on annualized yields for the 30-day period ended June 30, 2001, most Texas Fund shareholders would realize the following increase in yield:

                                          CLASS A                    CLASS B

National Fund Yield                        5.87%                      5.72%

Current Texas Fund Yield                   4.66%                      4.14%

Net Increase in Yield                      1.21%                      1.58%


For current yield information, call EVD at 800-225-6265. Yield will vary and is only one component of total return. Total return of the Texas Fund for the year ended June 30, 2001 was higher than that of National Fund. See page 9. Shareholders should consider their own circumstances which may result in the Reorganization not being advantageous to them. For example, as of June 30, 2001, 25.2% of the income of National Fund was subject to the alternative minimum tax, as opposed to 21.6% for Texas Fund.

     Moreover, the Board of Trustees considered that, in light of the Texas Fund's small size, it may not be economically viable for Eaton Vance to continue to sponsor and manage the Fund, and the Reorganization was a better alternative than liquidation.


     THE  BOARD  OF  TRUSTEES   OF  THE  TRUST   BELIEVES   THAT  THE   PROPOSED
REORGANIZATION IS IN THE BEST INTERESTS OF SHAREHOLDERS AND RECOMMENDS THAT TEXAS FUND SHAREHOLDERS VOTE FOR THE REORGANIZATION.

                      INFORMATION ABOUT THE REORGANIZATION


     At a meeting held on June 18, 2001, the Board of Trustees of the Trust approved the Plan for the Texas Fund in the form set forth as Exhibit A to this Prospectus/Proxy Statement.


     AGREEMENT AND PLAN OF REORGANIZATION. The Agreement and Plan of Reorganization for the Texas Fund provides that, at the Closing, National Fund will acquire all of the assets of Texas Fund in exchange for the issuance of National Fund Shares to Texas Fund and the National Fund will assume all of the liabilities of Texas Fund reflected on its unaudited statement of assets and liabilities. The Texas Fund assets to be acquired will consist of Texas Fund's share of the securities and other assets held by the Texas Portfolio, withdrawn by the Texas Fund from that Portfolio at or immediately prior to the Closing. Immediately upon receipt of these assets, National Fund will contribute them to the National Portfolio. The value of Class A and/or Class B shares issued to the Texas Fund by National Fund will be the same as the value of Class A and/or Class B shares that the Texas Fund has outstanding on the Closing Date. The National Fund shares received by the Texas Fund will be distributed to Texas Fund shareholders, and each Texas Fund shareholder will receive shares of the corresponding class of National Fund equal in value to those of Texas Fund held by such shareholder.

     National Fund will assume all liabilities, expenses, costs, charges and reserves of Texas Fund on the Closing Date. At or prior to the Closing, the Texas Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Texas Fund's shareholders all of Texas Fund's investment company taxable income, net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carry-forward) in all taxable years ending at or prior to the Closing.

     At or as soon as practicable after a Closing, the Texas Fund will liquidate and distribute pro rata to its shareholders of record as of the Close of Trading on the New York Stock Exchange on the Closing Date the full and fractional National Fund Class A and/or Class B Shares equal in value to the Texas Fund shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of National Fund in the name of each shareholder of Texas Fund, representing the respective pro rata number of full and fractional National Fund Class A and/or Class B Shares due such shareholder. All of National Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of National Fund at the price in effect as described in National Fund's prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Trust's transfer agent.

     The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of the Texas Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before December 31, 2001. The Plan may be amended by written agreement of its parties without approval of the shareholders of the Texas Fund and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of National Fund Shares to be issued to Texas Fund shareholders to the detriment of such shareholders without their further approval.

     Texas Fund will bear its expenses related to the Reorganization.

     DESCRIPTION OF NATIONAL FUND SHARES. Full and fractional Class A and/or Class B shares of National Fund will be distributed to Texas Fund shareholders in accordance with the procedures under the Plan as described above. Each National Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

     FEDERAL INCOME TAX CONSEQUENCES. It is expected that the Reorganization should qualify as a tax-free transaction under Section 368(a) of the Internal Revenue Code, which is expected to be confirmed by the legal opinion of Ropes & Gray at the Closing. Accordingly, shareholders of Texas Fund should not recognize any capital gain or loss and Texas Fund's assets and capital loss carryforwards should be transferred to National Fund without recognition of gain or loss.

     It is possible, however, that the Reorganization may fail to satisfy all of the requirements necessary for tax-free treatment, in which event the transaction will nevertheless proceed on a taxable basis. In this event, the Reorganization will result in the recognition of gain or loss to Texas Fund's shareholders depending upon their tax basis (generally, the original purchase price) for their Texas Fund shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of shares of National Fund received in the Reorganization. Shareholders of Texas Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of National Fund (equal to their initial value) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

     Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any.


CAPITALIZATION. The following table (which is unaudited) sets forth the capitalization of Texas Fund and National Fund as of June 30, 2001, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of the Texas Fund at net asset value.


                 Pro Forma

               Combined After
                                Texas Fund                   National Fund
               Reorganization
                         (CLASS A)     (CLASS B)      (CLASS A)       (CLASS B)
       (CLASS A)          (CLASS B)
                         ---------     ---------      ---------       ---------
       ---------          ---------
Net assets                 $450,116     $9,134,634    $178,545,843
$1,497,044,468     $178,995,959     $1,506,179,102
Net asset value per
  share                      $ 9.51         $10.64          $10.41            $
9.72           $10.41             $ 9.72
Shares outstanding           47,347        858,328      17,145,911
154,008,676       17,189,150        154,948,453


     INVESTMENT PERFORMANCE. Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates.


     The table below indicates the average annual total return (excluding a sales charge) (capital change plus reinvestment of all distributions) on a hypothetical investment of $1,000 in each Fund, covering the one, five and ten year periods and life of fund ended June 30, 2001.

                          VALUE OF A $l,000 INVESTMENT

                    Texas Fund Total Return     National Fund Total Return
                    -----------------------     --------------------------
                     Class A      Class B         Class A      Class B
Investment           Average      Average         Average      Average
Period               Annual       Annual          Annual       Annual
------               ------       ------          ------       ------
Life of Fund*        6.03%        5.80%             N/A          N/A
Ten Years              N/A          N/A           7.19%        6.65%
Five Years           5.84%        5.11%           6.05%        5.38%
One Year            10.00%        9.00%           9.40%        8.97%


* Inception of Texas Fund Class A and Class B was December 8, 1993 and March 24, 1992, respectively, so returns prior to December 8, 1993 for Class A reflect Class B performance.

     Investment results will fluctuate over time, and prior performance should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The total returns of National Fund and the factors that materially affected the Fund's performance during the most recent fiscal year are contained in the Fund's Annual Report dated September 30, 2000 and Semiannual Report dated March 31, 2001, relevant portions of which are attached hereto as Exhibit B and such portions are incorporated by reference herein.

     The performance of Texas Fund is described under the caption "Management's Discussion" in the Annual Report of Texas Fund for the year ended July 31, 2000 and Semiannual Report dated January 31, 2001, which were previously mailed to Texas Fund shareholders.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Fund are identical except as set forth in the "Summary" above. Additional information about the investment objectives and policies of Texas Fund and National Fund is set forth below. More complete information regarding the same is set forth in the Prospectus dated February 1, 2001 of National Fund, enclosed herewith, in the Statement of Additional Information also dated February 1, 2001 of National Fund, and the Prospectus and Statement of Additional Information dated December 1, 2000 of Texas Fund, each of which has been filed with the Securities and Exchange Commission. Shareholders should consult such Prospectuses and Statements of Additional Information, as supplemented, for a more thorough comparison.

     INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES AND RISKS OF TEXAS FUND. The investment objective of Texas Fund is to provide current income exempt from regular federal income tax. The Texas Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower quality obligations. The Fund normally invests in municipal obligations with maturities of ten years or more.

     The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps and forward rate contracts), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. A portion of the Fund's distributions generally will be subject to alternative minimum tax.

     The portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders.

     The Fund currently invests its assets in Texas Municipals Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

     Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time. The Fund invests a significant portion of assets in obligations of issuers located in Texas and is sensitive to factors affecting Texas, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

     Because obligations rated BBB or Baa and below (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

     The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT POLICIES AND RISKS OF NATIONAL FUND. The investment objective of National Fund is to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally invests in municipal obligations with maturities of ten years or more.

     The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, and interest rate swaps), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. A portion of the Fund's distributions generally will be subject to alternative minimum tax.

     The portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders.

     The Fund currently invests its assets in National Municipals Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

     Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise, or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time.

     Because obligations rated BBB or Baa and below (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

     The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the courterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

     INVESTMENT ADVISER AND PORTFOLIO MANAGER. Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, serves as investment adviser to each Portfolio. Thomas M. Metzold is the portfolio manager of each Portfolio. He also manages other Eaton Vance portfolios, and has been an Eaton Vance portfolio manager for more than 5 years. Mr. Metzold is a Vice President of Eaton Vance and BMR.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

     EVD serves as distributor (principal underwriter) for all Funds, pursuant to Distribution Agreements. For its services as underwriter, EVD generally receives fees for sales of shares. With respect to Class A shares, these fees are paid by investors at the time they purchase shares. Class A shares are sold on a continuous basis at net asset value plus a sales charge as set forth in the Prospectus. The applicable sales charge depends upon a number of factors and is subject to a number of waivers. No sales charge will be imposed with respect to the National Fund Shares received by the Texas Fund shareholders pursuant to the Reorganization. Class B shares are sold at net asset value but are subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. National Fund also offers Class C shares, which are sold at net asset value subject to a 1% CDSC if redeemed within one year of purchase and Class I shares which are offered to financial intermediaries that charge a fee directly to their customers. Because the Texas Fund does not offer Class C or Class I shares, no Class C or Class I shares of National Fund will be issued in connection with the Reorganization.

     Each Fund is authorized under a Service Plan (the "Service Plan") for the Class A shares to make payments for personal services and/or the maintenance of shareholder accounts. The Plan provides that each Fund may pay service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of a Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Service Plan by authorizing the Funds to make quarterly service fee payments to the principal underwriter and investment dealers in amounts equal to 0.20% for Texas Fund and 0.25% for National Fund of its average daily net assets for any fiscal year based on the value of each Fund's shares sold by such persons.

     Each Fund has also adopted a compensation-type Distribution Plan (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. The Class B Plan is designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. Under such Class B Plan, Class B pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of Class B shares and for interest expenses. Under each Class B Plan, the principal underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to investment dealers at the time of sale equal to 4% of the purchase price of the Class B shares sold to such dealers. CDSCs paid to the principal underwriter will be used to reduce amounts owed to it. Because payments to the principal underwriter under the Class B Plan are limited, uncovered distribution charges (sales commissions paid by the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. As of July 31, 2000, the Texas Fund had approximately $260,000 of outstanding uncovered distribution charges calculated under the Class B Plan. As of September 30, 2000, the National Fund had no outstanding uncovered distribution charges. At such time, any contingent deferred sales charges are paid to the National Fund and no distribution fees are paid to the principal underwriter. An amount equal to the contingent deferred sales charge that would be assessed on Texas Fund Class B shares if redeemed on the Closing Date will become a liability of National Fund Class B under its distribution plan if the Reorganization is consummated. As of June 30, 2001, this amount would have been $64,265.


     The Class B Plan also authorizes each Class B to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. The Trustees have initially implemented this provision of the Class B Plan by authorizing quarterly service fee payments to the principal underwriter and investment dealers in amounts equal to 0.20% for Texas Fund and 0.25% for National Fund of its average daily net assets for any fiscal year. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons.

                              SHAREHOLDER SERVICES

     SHAREHOLDER SERVICES. There are no differences in the shareholder services offered by the Funds.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

     GENERAL. Each Fund is a separate series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust, governed by an Amended and Restated Declaration of Trust dated September 30, 1985, as amended and restated January 11, 1993 and by applicable Massachusetts law.

     SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such for the obligations of the trust is provided for in the Declaration of Trust and By-laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meeting their respective obligations.

     Copies of the Declaration of Trust may be obtained from the Trust upon written request at its principal office or from the Secretary of State of the Commonwealth of Massachusetts.

                           INFORMATION ABOUT THE FUNDS

     Information about National Fund is included in its current Prospectus dated February 1, 2001, a copy of which is included herewith and incorporated by reference herein. Additional information about National Fund is included in the Statement of Additional Information dated February 1, 2001. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, MA 02109. Information concerning the operations and management of the Texas Fund is incorporated herein by reference from its current Prospectus and Statement of Additional Information, dated December 1, 2000, copies of which may be obtained without charge by writing Eaton Vance Municipals Trust at The Eaton Vance Building, 255 State Street, Boston, MA 02109 or by calling (800) 225-6265.

     You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the hours of operation of the public reference room); on the EDGAR Database on the SEC's Internet site (HTTP://WWW.SEC.GOV); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at PUBLICINFO@SEC.GOV.

     The Trust, on behalf of each Fund, is currently subject to the informational requirements of the Securities Exchange Act of 1934, an amended (the "1934 Act"), and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, as well as at the following regional offices: Northeast Regional Office, 7 World Trade Center, Suite 1300 New York, NY 10048; and Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Suite 1400, Chicago, IL 60661-2511. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

     EATON VANCE. Eaton Vance, its affiliates and predecessor companies have been managing assets since 1924 and of mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $50 billion on behalf of mutual funds, institutional clients and individuals. Eaton Vance is an indirect wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.

     Eaton Vance's advisory fee revenue is likely to increase slightly if the Reorganization is consummated. This is because of the higher advisory fee paid by the National Fund and because advisory fees are based, in part, on income earned and the National Portfolio's holdings normally generate a higher yield than the Texas Portfolio. Based on assets and yields on June 30, 2001, the total additional revenues to Eaton Vance would be approximately $19,600 per annum.


                               VOTING INFORMATION

     Proxies from the shareholders of the Texas Fund are being solicited by the Trust's Board of Trustees for the Special Meeting of Shareholders and any adjournments thereof (the "Special Meeting"). The Special Meeting is scheduled to be held at the offices of the Trust, The Eaton Vance Building, 255 State Street, Boston, Massachusetts on September 21, 2001 at 1:30 p.m. At the Special Meeting, shareholders of Texas Fund will be asked to consider and vote upon the Plan. The approval of the Reorganization by shareholders of National Fund is not required under the Declaration of Trust or By-laws or under Massachusetts law, and accordingly, shareholders of National Fund will not be voting in connection with the Reorganization.

     Any person giving a proxy may revoke it at any time prior to its use. A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Trust at its address set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person, notifying the Secretary and voting by ballot at the Special Meeting. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic equipment. Any shareholder of record as of the record date attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Special Meeting will not constitute revocation of a previously given proxy. The enclosed form of proxy, if properly executed and received by the Board of Trustees in time for voting and not so revoked, will be voted in accordance with the instructions noted thereon. If no instructions are given, the proxy will be voted FOR approval of the Agreement and Plan of Reorganization, and, at the discretion of the proxy holders, on any other matters that may properly come before the Special Meeting.

     The affirmative vote of the holders of a majority of the outstanding shares of the Texas Fund as defined in the 1940 Act is required to approve its Plan. Such "majority" vote is the vote of the holders of the lesser of (a) 67% or more of the shares of the Texas Fund present or represented by proxy at the Special

Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of the Texas Fund. Class A and Class B shareholders will vote together as a single group. Approval of the Agreement and Plan of Reorganization by the shareholders of Texas Fund is a condition of the consummation of the Reorganization.

     For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Texas Fund in obtaining a quorum but will have no effect on the outcome of any proposal.

     If the Reorganization is consummated, legal fees and the costs of soliciting proxies (comprised of printing and postage expenses and the fees of outside solicitor firms, if any) estimated at $20,000 will be considered as part of the total expenses of the Reorganization. The Board of Trustees expects that this solicitation will be made primarily by mail. Additional solicitations may be made, without remuneration, personally or by telephone by a limited number of officers or employees of Eaton Vance or its affiliates, or for remuneration by a solicitation firm.

     Shareholders of the Texas Fund of record at the close of business on July 23, 2001 (the "record date") will be entitled to vote at the Special Meeting. The holders of a majority of the shares of the Texas Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of a majority of the shares of a Fund (as defined in the 1940
Act) is required to approve the Reorganization. In the event a quorum is not present at the Special Meeting or in the event a quorum is present at the Special Meeting but sufficient votes to approve the Agreement and Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


     Shareholders are entitled to the number of votes equal to the number of shares held by such shareholder. As of July 23, 2001, there were 907,107 shares of beneficial interest of the Texas Fund outstanding consisting of Class A shares and Class B shares. As of such date, the following record owner(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances: Class A shares -

Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL (38.5%); PaineWebber FBO U. Dean Williams, Lubbock, TX (21.8%); PaineWebber FBO Dr. H. David Medley and Rosemary Medley, Dallas, TX (20.4%); and Margaret Aigeltinger Trust, Tyler, TX (10.9%); and Class B shares - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL (25.3%).


     As of July 23, 2001, to the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Texas Fund's outstanding shares. The Trustees and officers of the Trust as a group own beneficially less than 1% of the shares of the Funds.

         THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
               RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.

                                DISSENTERS RIGHTS

     Neither the Declaration of Trust nor Massachusetts law grants the shareholders of Texas Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

                       NATIONAL FUND FINANCIAL HIGHLIGHTS

     The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the National Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The National Fund began offering three Classes of shares on October 1, 1997. Prior to that date, the National Fund offered only Class B shares and Class A shares and C existed as separate funds.

                                            Six Months Ended
                                             March 31, 2001
        Year Ended September 30,
                                               (Unaudited)
2000(1)                          1999

--------------------------------------------------------------------------------
------------
                                        Class A         Class B         Class A
       Class B         Class A         Class B
Net asset value-
 Beginning of period                    $10.230         $ 9.550         $10.440
       $ 9.740         $11.650         $10.870
                                        --------        --------        --------
       --------        --------        --------
Income (loss) from
 operations
Net investment income (loss)            $ 0.304         $ 0.266         $ 0.629
       $ 0.532         $ 0.636         $ 0.508
Net realized and unrealized
 gain (loss)                              0.280           0.265          (0.200)
         (0.188)        (1.209)         (1.126)
                                        --------        --------        --------
       ---------       --------        --------
Total income (loss) from
 Operations                             $ 0.584         $ 0.531         $ 0.429
       $ 0.344         $(0.573)        $(0.618)
                                        --------        --------        --------
       --------        --------        --------
Less distributions
From net investment income              $(0.304)        $(0.266)        $(0.629)
       $(0.532)        $(0.637)        $(0.508)
In excess of net investment income           --(4)       (0.005)         (0.010)
        (0.002)             --          (0.004)
                                        --------        --------        --------
       --------        --------        --------
Total distributions                     $(0.304)        $(0.271)        $(0.639)
       $(0.534)        $(0.637)        $(0.512)
                                        --------        --------        --------
       --------        --------        --------
Contingent deferred sales charges            --         $ 0.002              --
            --              --              --
Net asset value - End of period         $10.510         $ 9.810         $10.230
       $ 9.550         $10.440         $ 9.740
                                        --------        --------        --------
       --------        --------        --------
Total return(2)                            5.79%           5.63%           4.39%
          3.72%          (5.14)%         (5.90)%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)                       $186,593      $1,510,389        $174,024
    $1,483,566        $211,206      $1,764,616
Ratios (as a percentage of average
daily net assets):
  Expenses(3)                              0.83%(5)        1.21%(5)        0.66%
          1.25%           0.71%           1.53%
  Expenses after custodian
   fee reduction(3)                        0.83%(5)        1.21%(5)        0.65%
          1.24%           0.69%           1.51%
  Net investment income                    5.85%(5)        5.49%(5)        6.23%
          5.63%           5.67%           4.86%
Portfolio Turnover of the Portfolio          13%             13%             41%
            41%             60%             60%


                                                            Year Ended September
30,
                                                  1998                    1997
         1996
                                        Class A         Class B         Class B
       Class B
Net asset value-
 Beginning of period                    $11.260         $10.530         $ 9.900
       $ 9.800
                                        --------        --------        --------
       --------
Income (loss) from
 operations
Net investment income (loss)            $ 0.644         $ 0.523         $ 0.550
       $ 0.557
Net realized and unrealized
 gain (loss)                              0.398           0.361           0.634
         0.096
                                        --------        --------        --------
       --------
Total income (loss) from
 Operations                             $ 1.042         $ 0.884         $ 1.184
       $ 0.653

Less distributions
From net investment income              $(0.652)        $(0.531)        $(0.554)
       $(0.553)
In excess of net investment income           --          (0.013)             --
            --
                                        --------        --------        --------
       --------
Total distributions                     $(0.652)        $(0.544)        $(0.554)
       $(0.553)
                                        --------        --------        --------
       --------
Contingent deferred sales charges            --              --              --
            --
Net asset value - End of period         $11.650         $10.870         $10.530
       $ 9.990
                                        --------        --------        --------
       --------
Total return(2)                            9.49%           8.60%          12.33%
          6.84%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)                       $146,067      $2,071,078      $2,040,626
    $2,101,632
Ratios (as a percentage of average
daily net assets):
  Expenses(3)                              0.71%           1.53%           1.60%
          1.55%
  Expenses after custodian
   fee reduction(3)                        0.69%           1.51%           1.60%
          1.54%
  Net investment income                    5.60%           4.87%           5.45%
          5.62%
Portfolio Turnover of the Portfolio          28%             28%             17%
            19%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(4)  Represents less than .001 per share.
(5)  Annualized.

                         TEXAS FUND FINANCIAL HIGHLIGHTS

     The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Texas Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Texas Fund's financial statements are incorporated herein by reference and included in the Texas Fund's annual report, which is available on request. Texas Fund began offering two Classes of shares on August 1, 1997. Prior to that date, the Fund offered only Class B shares and Class A existed as a separate fund.

                                           Six Months Ended
                                           January 31, 2001
                                              (Unaudited)
2001(1)                          1999

--------------------------------------------------------------------------------
------------
                                        Class A         Class B         Class A
       Class B         Class A         Class B
Net asset value-
 Beginning of period                    $ 9.210         $10.310         $ 9.560
       $10.710         $ 9.890         $11.080
                                        --------        --------        --------
       --------        --------        --------
Income (loss) from
 operations
Net investment income                   $ 0.218         $ 0.205         $ 0.472
       $ 0.456         $ 0.511         $ 0.485
Net realized and unrealized
 gain (loss)                              0.383           0.427          (0.327)
        (0.380)         (0.336)         (0.368)
                                        --------        --------        --------
       --------        --------        --------
Total income from
 Operations                             $ 0.601         $ 0.632         $ 0.145
       $ 0.076         $ 0.175         $ 0.117
                                        --------        --------        --------
       --------        --------        --------
Less distributions
From net investment income              $(0.218)        $(0.205)        $(0.480)
       $(0.467)        $(0.505)        $(0.487)
In excess of net investment income       (0.023)         (0.027)         (0.015)
        (0.009)             --              --
                                        --------        --------        --------
       --------        --------        --------
Total distributions                     $(0.241)        $(0.232)        $(0.495)
       $(0.476)        $(0.505)        $(0.487)
                                        --------        --------        --------
       --------        --------        --------
Net asset value - End of period         $ 9.570         $10.710         $ 9.210
       $10.310         $ 9.560         $10.710
                                        --------        --------        --------
       --------        --------        --------
Total return(2)                            6.62%           6.19%           1.74%
          0.91%           1.72%           1.01%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)                        $   494         $ 9,536         $   343
       $10,648         $   458         $15,219
Ratios (as a percentage of average
daily net assets):
  Expenses(3)                              1.47%(4)        2.22%(4)        0.97%
          1.77%           0.75%           1.54%
  Expenses after custodian
   fee reduction(3)                        1.43%(4)        2.18%(4)        0.97%
          1.77%           0.72%           1.51%
  Net investment income                    4.61%(4)        3.90%(4)        5.33%
          4.54%           5.11%           4.37%
Portfolio Turnover of the Portfolio           8%              8%             35%
            35%             55%             55%


                                        Class A         Class B         Class B
       Class B
Net asset value-
 Beginning of period                    $ 9.770         $10.960         $10.440
       $10.280
                                        --------        --------        --------
       --------
Income (loss) from
 operations
Net investment income                   $ 0.515         $ 0.496         $ 0.489
       $ 0.492
Net realized and unrealized
 gain (loss)                              0.110           0.120           0.526
         0.177
                                        --------        --------        --------
       --------
Total income from
 Operations                             $ 0.625         $ 0.616         $ 1.015
       $ 0.669
                                        --------        --------        --------
       --------
Less distributions
From net investment income              $(0.505)        $(0.496)        $(0.495)
       $(0.509)
In excess of net investment income           --              --              --
            --
                                        --------        --------        --------
       --------
Total distributions                     $(0.505)        $(0.496)        $(0.495)
       $(0.509)
                                        --------        --------        --------
       --------
Net asset value - End of period         $ 9.890         $11.080         $10.960
       $10.440
                                        --------        --------        --------
       --------
Total return(2)                            6.55%           5.74%          10.00%
          6.60%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)                        $   373         $16,988         $21,283
       $23,996
Ratios (as a percentage of average
daily net assets):
  Expenses(3)                              0.72%           1.49%           1.57%
          1.43%
  Expenses after custodian
   fee reduction(3)                        0.69%           1.46%           1.55%
          1.39%
  Net investment income                    5.22%           4.50%           4.61%
          4.70%
Portfolio Turnover of the Portfolio          17%             17%             17%
            39%

+ The operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the adviser or administrator, or both. Had such action not been taken, the ratios and investment income per share would have been as follows:

Ratios (as a percentage of
average daily net assets):
  Expenses (3)
          1.53%
  Expenses after custodian
   fee reduction (3)
          1.49%
  Net investment income
          4.60%
Net investment income per share
        $0.482

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(4)  Annualized.

                                     EXPERTS


     The statement of assets and liabilities, including the statement of investment securities, of each Fund as of its most recent fiscal year-end, the related statement of operations for the year then ended, the related statement of changes in net assets for the year then ended and the financial highlights included in each Fund's Statement of Additional Information have been incorporated herein in reliance on the report of Deloitte & Touche LLP, independent public accountants, given on the authority of that firm as experts in accounting and auditing.


                                  OTHER MATTERS

     The Board of Trustees does not know of any other matters to be considered at the Special Meeting other than approval of the Plans. If any other matters are properly presented to the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                                                       EXHIBIT A

                                    AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 18th day of June, 2001, by and among Eaton Vance Municipals Trust, a Massachusetts business trust ("Municipals Trust") on behalf of its series Eaton Vance Texas Municipals Fund ("Texas Fund") and Eaton Vance National Municipals Fund ("National Fund").

                                   WITNESSETH

     WHEREAS, Municipals Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Texas and National Funds), and the Trustees of Municipals Trust have divided the shares of Texas Fund and National Fund into multiple classes, including Class A and Class B shares ("Texas Fund Shares" and "National Fund Shares");

     WHEREAS, Texas Fund currently invests all of its assets in Texas Municipals Portfolio (the "Texas Portfolio"), a New York trust registered under the 1940 Act as an open-end management investment company;

     WHEREAS, the National Fund currently invests all of its assets in National Municipals Portfolio (the "National Portfolio"), a New York trust registered under the 1940 Act as an open-end management investment company;

     WHEREAS, Boston Management and Research, a wholly owned subsidiary of Eaton Vance Management, serves as investment adviser to the Portfolios;

     WHEREAS, Municipals Trust desires to provide for the reorganization of Texas Fund through the acquisition by National Fund of substantially all of the assets of Texas Fund in exchange for National Fund Shares in the manner set forth herein; and

     WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   DEFINITIONS

     1.1  The term "1933 ACT" shall mean the Securities Act of 1933, as amended.

     1.2 The term "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

     1.3  The  term   "AGREEMENT"   shall  mean  this   Agreement  and  Plan  of
          Reorganization.

     1.4 The term "ASSUMED LIABILITIES" shall mean all liabilities, expenses, costs, charges and receivables of Texas Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date. Included therein for the National Fund Class B shall be the uncovered distribution charges under the Texas Fund Class B Distribution Plan, or the amount of contingent deferred sales charges that would be paid by all Texas Class B shareholders if they redeemed on the Closing Date if lower; such amount shall be treated as uncovered distribution charges under the National Fund Class B Distribution Plan.

     1.5 The term "BUSINESS DAY" shall mean any day that is not a Saturday or Sunday and that the New York Stock Exchange is open.

     1.6 The term "CLOSE OF TRADING ON THE NYSE" shall mean the close of regular trading, which is usually 4:00 p.m. Eastern time.

     1.7  The  term  "CLOSING"   shall  mean  the  closing  of  the  transaction
          contemplated by this Agreement.

     1.8 The term "CLOSING DATE" shall mean the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of Texas Fund shareholders at which this Agreement is considered, or such other date as may be agreed by the parties on which the Closing is to take place.

     1.9  The  term   "COMMISSION"   shall  mean  the  Securities  and  Exchange
          Commission.

     1.10 The term "CUSTODIAN" shall mean Investors Bank & Trust Company.

     1.11 The term "DELIVERY  DATE" shall mean the date  contemplated by Section
          3.3 of this Agreement.

     1.12 The term "MUNICIPALS TRUST N-14" shall mean Municipals Trust's registration statement on Form N-14, as may be amended, that describes the transactions contemplated by this Agreement and the National Fund Shares.

     1.13 The term "NATIONAL MUNICIPALS TRUST N-1A" shall mean the registration statement, as amended, on Form N-1A of Municipals Trust with respect to National Fund in effect on the date hereof or on the Closing Date, as the context may require.

     1.14 The term "NYSE" shall mean the New York Stock Exchange.

     1.15 The term "PROXY STATEMENT" shall mean the combined prospectus and proxy statement furnished to the Texas Fund shareholders in connection with this transaction.

     1.16 The term "SECURITIES LIST" shall mean the list of those securities (and other assets) owned by Municipals Trust, on behalf of Texas Fund, on the Delivery Date.

     1.17 The term "TEXAS MUNICIPALS TRUST N-1A" shall mean the registration statement, as amended, on Form N-1A of Municipals Trust with respect to Texas Fund in effect on the date hereof or on the Closing Date, as the context may require.

     1.18 The term "VALUATION DATE" shall mean the Business Day preceding the Closing Date.

2.   TRANSFER AND EXCHANGE OF ASSETS

     2.1 REORGANIZATION OF TEXAS FUND. At the Closing, Municipals Trust shall transfer all of the assets of Texas Fund received from the Texas Portfolio, and assign all Assumed Liabilities to National Fund, and National Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by National Fund to Texas Fund on the Closing Date of Class A and Class B National Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. National Fund shall transfer such assets and liabilities to National Portfolio on the Closing Date.

     2.2 COMPUTATION OF NET ASSET VALUE. The net asset value per share of the National Fund Shares and the net value of the assets of Texas Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the National Fund Shares shall be computed in the manner set forth in the National Municipals Trust Form N-1A.

               In determining the value of the securities transferred by Texas Fund to National Fund, each security shall be priced in accordance with the policies and procedures described in the National Municipals Trust N-1A. All such computations shall be subject to review, in the discretion of Municipals Trust's Treasurer, by Deloitte & Touche LLP, Municipals Trust auditors.

3.   CLOSING DATE, VALUATION DATE AND DELIVERY

     3.1 CLOSING DATE. The Closing shall be at the offices of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109 immediately prior to the opening of Eaton Vance's business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed in writing by the parties.

     3.2 VALUATION DATE. Pursuant to Section 2.2, the net value of the assets of Texas Fund and the net asset value per share of National Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Municipals Trust with respect to Texas Fund will be permanently closed, and sales of Texas Fund Shares shall be suspended, as of the close of business of Municipals Trust on the Valuation Date. Redemption requests thereafter received by Municipals Trust with respect to Texas Fund shall be deemed to be redemption requests for National Fund Shares to be distributed to shareholders of Texas Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

               In the event that trading on the NYSE or on another exchange or market on which securities held by Texas or National Portfolio shall be disrupted on the Valuation Date so that, in the judgment of the Trust, accurate appraisal of the net assets of Texas Fund to be transferred hereunder or the assets of National Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of the Trust, have been resumed without disruption. In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

     3.3 DELIVERY OF SECURITIES AND OTHER ASSETS. After the close of business on the Valuation Date, Municipals Trust shall issue instructions providing for the delivery of all securities held on behalf of Texas Fund together with other non-cash assets of Texas Fund to the Custodian to be held for the account of National Fund, effective as of the Closing. National Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

               Securities so delivered shall be in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary stock transfer stamps (or other documentation evidencing payment of local taxes), if any, or a check for the appropriate purchase price of such stamps (or payment of such local tax). Unless otherwise directed by Municipals Trust in writing on or before the Delivery Date, cash held by and to be delivered, on behalf of Texas Fund, shall be delivered on the Closing Date and shall be in the form of wire transfer in Federal Funds, payable to the order of the account of National Fund at the Custodian. A confirmation for the National Fund Shares registered in the name of Texas Fund shall be delivered on the Closing Date.

4.   TEXAS FUND DISTRIBUTIONS AND TERMINATION

          As soon as reasonably practicable after the Closing Date, Municipals Trust shall pay or make provisions for the payment of all of the debts and taxes of Texas Fund and distribute all remaining assets, if any, to shareholders of Texas Fund, and Texas Fund shall thereafter be terminated under Massachusetts law. The Texas Portfolio shall liquidate and deregister under the 1940 Act.

          At, or as soon as may be practicable following the Closing Date, Municipals Trust on behalf of Texas Fund shall distribute the Class A and Class B National Fund Shares it received from the National Fund to the shareholders of the Texas Fund and shall instruct National Fund as to the amount of the pro rata interest of each of Texas Fund's shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Municipals Trust), to be registered on the books of National Fund, in full and fractional National Fund Shares, in the name of each such shareholder, and National Fund agrees promptly to transfer the National Fund Shares then credited to the account of Texas Fund on the books of National Fund to open accounts on the share records of National Fund in the names of Texas Fund shareholders in accordance with said instruction. Each Texas Fund shareholder shall receive shares of the corresponding class of National Fund to the class of Texas Fund held by such shareholder. All issued and outstanding Texas Fund Shares shall thereupon be canceled on the books of Municipals Trust. National Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.   TEXAS FUND SECURITIES

          On the Delivery Date, Texas Portfolio shall deliver the Securities List and tax records. Such records shall be made available by Texas Portfolio prior to the Closing Date for inspection by the Treasurer (or his designee) and the auditors of National Fund and National Portfolio upon reasonable request. Notwithstanding the foregoing, it is expressly understood that Texas Portfolio may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as an open-end, management investment company.

6.   LIABILITIES AND EXPENSES

          National Fund shall acquire all liabilities of Texas Fund, whether known or unknown, or contingent or determined. Municipals Trust will discharge all known liabilities of Texas Fund, so far as may be possible, prior to the Closing Date. Texas Fund and National Fund shall bear their respective expenses, in connection with carrying out this Agreement.

7.   TEXAS AND NATIONAL PORTFOLIOS REPRESENTATIONS AND WARRANTIES

          Each of the Texas and National Portfolio hereby represents, warrants and agrees as follows:

     7.1 LEGAL EXISTENCE. The Portfolio is a trust duly organized and validly existing under the laws of the State of New York.

     7.2 REGISTRATION UNDER 1940 ACT. The Portfolio is duly registered with the Commission as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

     7.3 FINANCIAL STATEMENTS. The statement of assets and liabilities, schedule of portfolio investments and related statements of operations and changes in net assets dated July 31, 2000 (audited) and January 31, 2001 (unaudited) for Texas Portfolio and September 30, 2000 (audited) and March 31, 2001 (unaudited) for National Portfolio fairly present the financial condition of the Portfolio as of said date in conformity with generally accepted accounting principles.

     7.4 NO MATERIAL EVENTS. There are no legal, administrative or other proceedings pending, or to its knowledge, threatened against the Portfolio which would materially affect its financial condition.

     7.5 REQUISITE APPROVALS. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been authorized by the Portfolio's Board of Trustees by vote taken at a meeting of such Board duly called and held on June 18, 2001.

     7.6 NO MATERIAL VIOLATIONS. The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of the Portfolio or of any agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound.

     7.7 TAXES AND RELATED FILINGS. Except where failure to do so would not have a material adverse effect on the Portfolio, the Portfolio has filed and will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including the taxable year ended July 31, 2000 for Texas Portfolio and September 30, 2000 for National Portfolio, and no such filings or reports are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable have been paid or will be paid, so far as due. The Portfolio is classified as a partnership for federal tax purposes, has qualified as such for each taxable year of its operations, and will qualify as such as of the Closing Date.

     7.8 GOOD AND MARKETABLE TITLE. On the Closing Date, the Portfolio will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Texas Fund. Upon delivery of such assets, Texas Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, restrictions (including such restrictions as might arise under the 1933 Act) and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which National Fund has notice and necessary documentation at or prior to the time of delivery.

     7.9 BOOKS AND RECORDS. The Portfolio has maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.   MUNICIPALS TRUST REPRESENTATIONS AND WARRANTIES

          Municipals Trust, on behalf of Texas and National Funds, hereby represents, warrants and agrees as follows:

     8.1 LEGAL EXISTENCE. Municipals Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Each of Texas Fund and National Fund is a validly existing series of Municipals Trust. Municipals Trust is authorized to issue an unlimited number of shares of beneficial interest of National Fund.

     8.2 REGISTRATION UNDER 1940 ACT. Municipals Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

     8.3 FINANCIAL STATEMENTS. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Texas Fund dated July 31, 2000 and January 31, 2001 (unaudited) and National Fund dated September 30, 2000 and March 31, 2001 (unaudited), fairly present the financial condition of Texas Fund and National Fund as of said dates in conformity with generally accepted accounting principles.

     8.4 NO CONTINGENT LIABILITIES. There are no known contingent liabilities of Texas Fund or National Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Municipals Trust threatened, against Texas Fund or National Fund which would materially affect its financial condition.

     8.5 REQUISITE APPROVALS. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Municipals Trust by vote taken at a meeting of such Board duly called and held on June 18, 2001. No approval of the shareholders of National Fund is required in connection with this Agreement or the transaction contemplated hereby.

     8.6 NO MATERIAL VIOLATIONS. Municipals Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Municipals Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Municipals Trust is a party or by which it is bound.

     8.7 TAXES AND RELATED FILINGS. Except where failure to do so would not have a material adverse effect on Texas Fund or National Fund (i) each of Texas Fund and National Fund has filed or will file (or has obtained valid extensions of filing dates for) all required federal, state and local tax returns and reports for all taxable years through the taxable year ended July 31, 2000 and September 30, 2000, for Texas Fund and National Fund, respectively, and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority; and (ii) all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of Texas Fund and National Fund has elected to be treated as a "regulated investment company" under Section 851 and 852 of the Code, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

     8.8 NATIONAL MUNICIPALS TRUST N-1A NOT MISLEADING. The National Municipals Trust N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     8.9 PROXY MATERIALS. The Proxy Statement delivered to the Texas Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

9.   CONDITIONS PRECEDENT TO CLOSING

          The obligations of the parties hereto shall be conditioned on the following:

     9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties made herein will be true and correct on the Closing Date.

     9.2 SHAREHOLDER APPROVAL. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Texas Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Municipals Trust.

     9.3 PENDING OR THREATENED PROCEEDINGS. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     9.4 REGISTRATION STATEMENT. The Municipals Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Municipals Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     9.5 DECLARATION OF DIVIDEND. Municipals Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Texas Fund shareholders all of Texas Fund's investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) for the final taxable period of Texas Fund, all of its net capital gain realized in the final taxable period of Texas Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the final taxable period of Texas Fund.

     9.6  STATE SECURITIES LAWS. The parties shall have received all permits and
          other   authorizations   necessary  under  state  securities  laws  to
          consummate the transactions contemplated herein.

     9.7 PERFORMANCE OF COVENANTS. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

     9.8 DUE DILIGENCE DILIGENCE. Municipals Trust shall have had reasonable opportunity to have its officers and agents review the records of Texas Portfolio.

     9.9 NO MATERIAL ADVERSE CHANGE. From the date of this Agreement, through the Closing Date, there shall not have been:

          (1) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Texas Fund or National Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

          (2) any loss (whether or not covered by insurance) suffered by Texas Fund or National Fund materially and adversely affecting of Texas Fund or National Fund, other than depreciation of securities;

          (3) issued by Municipals Trust to any person any option to purchase or other right to acquire shares of any class of Texas Fund or National Fund Shares (other than in the ordinary course of Municipals Trust's business as an open-end management investment company);

          (4) any indebtedness incurred by Texas Portfolio or National Portfolio for borrowed money or any commitment to borrow money entered into by Texas Portfolio or National Portfolio except as permitted in Texas Municipals Trust N-1A or National Municipals Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

          (5)  any  amendment  to  the   Declaration  of  Trust  or  By-Laws  of
               Municipals Trust that will adversely affect the ability of Municipals Trust to comply with the terms of this Agreement; or

          (6) any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Texas Portfolio except as provided in Texas Municipals Trust N-1A so long as it will not prevent Municipals Trust from complying with Section 7.8.

     9.11 LAWFUL SALE OF SHARES. On the Closing Date, National Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Municipals Trust, and conform in all substantial respects to the description thereof contained in the Municipals Trust N-14 and Proxy Statement furnished to the Texas Fund shareholders and the National Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Municipals Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

10.  ADDRESSES

          All notices required or permitted to be given under this Agreement shall be given in writing to Eaton Vance Municipals Trust, The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Attention: Eric G. Woodbury, Esq.), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

11.  TERMINATION

          This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Section 7, 8 or 9 hereof have not been performed or do not exist on or before December 31, 2001. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

12.  MISCELLANEOUS

          This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Municipals Trust represents that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Municipals Trust represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders.

13.  PUBLICITY

          Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as Municipals Trust shall determine.

14.  AMENDMENTS

          At any time prior to or after approval of this Agreement by Texas Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and
     (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of National Fund Shares to be received by Texas Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

15.  MASSACHUSETTS BUSINESS TRUST

          References in this Agreement to Municipals Trust mean and refer to the Trustees, from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Municipals Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Municipals Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in such Declaration of Trust. No series of Municipals Trust shall be liable for the obligations of any other series.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and its seal affixed hereto by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:                      EATON VANCE MUNICIPALS TRUST
                             (on behalf of Eaton Vance Texas Municipals Fund)

/s/ Eric G. Woodbury         By:     /s/ Thomas J. Fetter
--------------------------           ------------------------------
Assistant Secretary                  President


                             EATON VANCE MUNICIPALS TRUST
                             (on behalf of Eaton Vance National Municipals Fund)

/s/ Eric G. Woodbury         By:     /s/ Thomas J. Fetter
--------------------------           ------------------------------
Assistant Secretary                  President


                             TEXAS MUNICIPALS PORTFOLIO

/s/ Eric G. Woodbury         By:     /s/ Thomas J. Fetter
--------------------------           ------------------------------
Assistant Secretary                  President


                             NATIONAL MUNICIPALS PORTFOLIOS

/s/ Eric G. Woodbury         By:     /s/ Thomas J. Fetter
--------------------------           ------------------------------
Assistant Secretary                  President

                                                                       EXHIBIT B

                   MANAGEMENT'S DISCUSSION OF NATIONAL FUND'S
               PERFORMANCE FOR THE YEAR ENDED SEPTEMBER 30, 2000


EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

LETTER TO SHAREHOLDERS

[PHOTO] Eaton Vance National Municipals Fund paid its shareholders monthly income dividends totalling $0.639 per share for Class A shares, $0.534 for Class B shares, $0.482 for Class C shares, and $0.600 for Class I shares during the year ended September 30, 2000.(1) Based on the Fund's most recent distribution and its net asset value per share on September 30, 2000, the Fund's annualized distribution rates were 6.26% for Class A, 5.92% for Class B, 5.30% for Class C, and 6.34% for Class I.(2) These distribution rates are equivalent to taxable rates of 10.36% for Class A, 9.80% for Class B, 8.77% for Class C, and 10.50% for Class I.(3) The SEC 30-day yields on that date were 5.86% for Class A, 5.83% for Class B, 5.31% for Class C, and 6.33% for Class I.(4) The SEC 30-day yields are equivalent to taxable yields of 9.70% for Class A, 9.65% for Class B, 8.79% for Class C, and 10.48% for Class I.(3)

A COOLING ECONOMY HELPED KEEP INTEREST RATES DOWN....

The rate of economic growth in the U.S. showed signs of easing in 2000. Last year's prolonged rise in interest rates resulted in lower corporate profits, slower capital investment and weaker consumer demand. Together with a decline in the equity markets, these trends have tempered the outlook for economic growth. In the second quarter, GDP growth slowed to a moderate 2.3%. The Federal Reserve Board then left rates unchanged at its August 2000 meeting and signaled that its string of rate hikes may be near an end.


------------------------------------------------------------------
Municipal bond yields are nearly 98% of Treasury yields

   ---------------------------------------------------------------
           5.76%               |               9.54%
   ---------------------------------------------------------------
   30-Year AAA-rated             Taxable equivalent yield
   General Obligation            in 39.6% tax bracket
   (GO) Bonds*
   ----------------------------
           5.88%
   ----------------------------
   30-Years Treasury Bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of September 30, 2000.
------------------------------------------------------------------


AS RATES STABILIZED, THE CLIMATE FOR MUNICIPAL BONDS IMPROVED...

The prospect of stable, or potentially lower, interest rates was applauded by fixed-income markets, including the municipal market, which mounted a modest rally. The funds in the Lipper General Municipal Debt Fund Classification, which had a average total return of -4.58% in 1999, had a return of 3.39% in the six-month period ended September 30, 2000.(5)

The economy will, of course, bear close watching in coming months. But, in a moderating economy, we believe that municipals are increasingly worthy of the consideration of tax-conscious investors, as part of a diversified portfolio.

                             Sincerely,


                             /s/ Thomas J. Fetter
                             Thomas J. Fetter
                             President
                             November 13, 2000

















--------------------------------------------------------------------------------


FUND INFORMATION
as of September 30, 2000

PERFORMANCE(6)                           CLASS A    CLASS B   CLASS C   CLASS I
--------------------------------------------------------------------------------
Average Annual Total Returns
(at net asset value)
--------------------------------------------------------------------------------
One Year                                  4.39%      3.72%     3.46%     4.96%
Five Years                                5.67       4.93      4.80      N.A.
Ten Years                                 N.A.       6.71      N.A.      N.A.
Life of Fund +                            6.72       6.49      4.08      1.91



SEC Average Annual Total Returns
(including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                 -0.56%     -1.18%     2.48%     4.96%
Five Years                                4.65       4.61      4.80      N.A.
Ten Years                                 N.A.       6.71      N.A.      N.A.
Life of Fund +                            5.92       6.49      4.08      1.91

+ Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99
--------------------------------------------------------------------------------

(1) A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local tax.

(2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution rate per share (annualized)by the net asset value.

(3) Taxable-equivalent rates assume maximum 39.60% federal income tax rate. A lower rate would result in lower tax-equivalent figures.

(4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(5)  It is not possible to invest directly in a Lipper Classsification.

(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER
    OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS M. METZOLD, VICE PRESIDENT AND PORTFOLIO MANAGER OF NATIONAL MUNICIPALS PORTFOLIO

                                     [PHOTO]
                                Thomas M. Metzold
                                Portfolio Manager

Q: Tom, how would you characterize the investment environment for National Municipals Portfolio over the past year?

A: Compared to other asset classes, municipal bonds have had strong performance over the past year. This marks an improvement over 1999, when the adverse effect of higher interest rates on the municipal market was quite evident. Bond prices, which move in the opposite direction of interest rates, reacted negatively to the rate hikes, creating disappointing returns for municipal bond funds.

     In the six-month period ended September 30, 2000, however, the picture brightened somewhat, as munis staged a modest rally - the result of a number of factors. First, the supply/demand equilibrium came back into balance. As increased tax revenues at the state and local levels reduced funding needs, the rate of new municipal issuance declined from previous years, reducing supply pressures within the municipal market. Second, we saw a fair amount of asset reallocation, as investors sought out stability in the bond markets during a period of equity volatility. Combined with falling interest rates over this time period, these elements helped to boost the municipals market, and we benefitted from those factors as a result.

Q: Was there anything else that contributed to the performance of the Portfolio?

A: The Fund's dividend yield was very high, compared to its competitors. By utilizing a large staff of credit analysts, we can look for investment opportunities that deliver higher-than-average yields, which we can then pass along to the shareholders. We selectively choose bonds across all credit rating categories - we not only invest in the highest-quality credits, but we also invest some of our assets in selected non-rated and lower-rated credits, which can help provide exceptional dividend yield. In this way, we were able to meet our objective of providing current income, as well as providing total return. And of course, this income is exempt from regular federal income taxes.*

* A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local tax.

--------------------------------------------------------------------------------
FIVE LARGEST SECTOR POSITIONS+
--------------------------------------------------------------------------------
By total net assets

-----------------------------------------------------------
   Escrowed/Pre-refunded                            14.4%
-----------------------------------------------------------

--------------------------------------------------
   Industrial Development Revenue          12.9%
--------------------------------------------------

-------------------------------------------
   Housing                          9.5%
-------------------------------------------

------------------------------------
   Nursing Home              7.9%
------------------------------------

----------------------------
   Hospital          7.3%
----------------------------
















--------------------------------------------------------------------------------
RATING DISTRIBUTION+
--------------------------------------------------------------------------------
By total net assets



                            [PIE CHART]

                  AA 6.6%       A 4.3%

              AAA 38.5%                BBB 18.9%

                                         BB 3.3%

                                           B 0.4%

                                        NON-RATED 27.8%

                          CCC 0.2%


+ Portfolio Sector Positions and Rating Distribution are subject to change.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

MANAGEMENT DISCUSSION

Q: You mentioned the credit ratings of bonds. What more can you tell us about this?

A: The rating of a bond is an indication of its credit quality; more specifically, of the issuer's ability to repay the debt. For example, the highest sector distribution for the Portfolio, at 14.4%, at September 30, 2000, was escrowed/pre-refunded bonds (see chart, page 3). You simply can't get a higher credit quality than a bond that is escrowed with U.S.Treasuries or securities guaranteed by the U.S. Treasury. When it comes to non-rated issues, which can help boost the income provided by the Fund, it's important to remember that this doesn't necessarily indicate that a bond is not a good credit - it just hasn't been rated by one of the major rating agencies.

     That's why in-house credit analysis is such an important part of our investment process. Our team constantly monitors trends in the economy to insure that the performance of these bonds, particularly in the health care and industrial sectors this year, lives up to expectations, and that we're on top of anything that might impact performance. Although 27.8% of the Portfolio was non-rated at September 30, 2000, over 49% was rated above A, and the AAA percentage was 38.5%, so the Portfolio's non-rated holdings are more than offset by higher-rated securities.

PORTFOLIO OVERVIEW+
--------------------------------------------------------------------------------
By total net assets


Number of Issues                            206

Average Maturity                            24.2 years

Effective Maturity                          19.5 years

Average Rating                              A -

Average Call                                9.3 years

Average Dollar Price                        $85.74

+    Portfolio overview is subject to change.

--------------------------------------------------------------------------------

Q: What role can municipal bonds play in an investor's portfolio in the current investment environment?

A: Because they are mostly free from federal income tax, the advantages of municipals for the tax-conscious investor are undeniable. The taxable-equivalent yield of this Fund compares quite favorably with taxable asset classes of similar credit quality.

     Also, the Fund can offer added investment value because of its long-term perspective. In fact, over the long term, we have outperformed most of our peer funds: the Fund's Class A shares were ranked 9 out of 183 funds among its peers over a five-year period.* We believe a long-term approach, via exceptional call protection, affords a prudent way to capitalize on the opportunities that exist in this complex market. We further believe that investors should diversify across all asset classes, and munis are an excellent vehicle for diversification. Finally, we continue to believe that munis are undervalued on a relative basis to other asset classes, and that the coming year can provide excellent investment opportunities.


* Source: Lipper Inc. National Municipals Fund ranked #9 among 183 municipal funds for the 5 years ended 9/30/00. For the one year period, National Municipals Fund ranked #180 out of 263 funds. Rankings are for Class A shares only, ranking for other classes may vary. Rankings are based on percentage change in net asset value and do not take sales charge into consideration. Past performance is no guarantee of future results. It is not possible to invest directly in a Lipper classification.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
P E R F O R M A N C E
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

September 30, 1990 - September 30, 2000

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Lehman Brothers Municipal Bond Index              $20,258

Eaton Vance National Municipals Fund, Class B     $19,136

[GRAPH]

SEP                  $10,000.00       $10,000
OCT                  $10,181.62       $10,125
NOV                  $10,386.35       $10,267
DEC                  $10,431.35       $10,268
JAN 1991             $10,571.55       $10,353
FEB                  $10,663.56       $10,407
MAR                  $10,667.14       $10,410
APR                  $10,809.73       $10,568
MAY                  $10,905.72       $10,667
JUN                  $10,894.97       $10,668
JUL                  $11,027.60       $10,856
AUG                  $11,172.98       $11,005
SEP                  $11,318.36       $11,133
OCT                  $11,420.32       $11,196
NOV                  $11,452.18       $11,181
DEC                  $11,697.93       $11,477
JAN 1992             $11,724.62       $11,423
FEB                  $11,728.60       $11,463
MAR                  $11,732.58       $11,512
APR                  $11,837.34       $11,677
MAY                  $11,976.74       $11,868
JUN                  $12,177.48       $12,163
JUL                  $12,542.72       $12,668
AUG                  $12,420.44       $12,391
SEP                  $12,501.69       $12,432
OCT                  $12,378.62       $12,107
NOV                  $12,600.47       $12,512
DEC                  $12,729.12       $12,631
JAN 1993             $12,877.29       $12,756
FEB                  $13,342.89       $13,364
MAR                  $13,201.90       $13,155
APR                  $13,334.93       $13,345
MAY                  $13,409.81       $13,473
JUN                  $13,634.05       $13,741
JUL                  $13,651.57       $13,773
AUG                  $13,935.95       $14,091
SEP                  $14,094.87       $14,284
OCT                  $14,121.96       $14,356
NOV                  $13,997.29       $14,199
DEC                  $14,292.83       $14,477
JAN 1994             $14,456.13       $14,682
FEB                  $14,081.73       $14,323
MAR                  $13,508.18       $13,510
APR                  $13,622.89       $13,584
MAY                  $13,740.79       $13,702
JUN                  $13,660.73       $13,589
JUL                  $13,907.28       $13,876
AUG                  $13,955.47       $13,895
SEP                  $13,750.75       $13,596
OCT                  $13,506.59       $13,341
NOV                  $13,262.04       $12,978
DEC                  $13,553.99       $13,308
JAN 1995             $13,941.53       $13,793
FEB                  $14,346.99       $14,262
MAR                  $14,511.89       $14,342
APR                  $14,529.02       $14,358
MAY                  $14,992.63       $14,918
JUN                  $14,861.59       $14,765
JUL                  $15,002.19       $14,794
AUG                  $15,192.58       $14,971
SEP                  $15,288.56       $15,044
OCT                  $15,510.81       $15,317
NOV                  $15,768.51       $15,715
DEC                  $15,919.86       $15,943
JAN 1996             $16,040.15       $16,004
FEB                  $15,931.81       $15,855
MAR                  $15,728.28       $15,500
APR                  $15,683.67       $15,383
MAY                  $15,677.70       $15,453
JUNE                 $15,848.57       $15,628
JULY                 $15,991.95       $15,760
AUG                  $15,988.37       $15,817
SEP                  $16,211.81       $16,072
OCT                  $16,395.03       $16,272
NOV                  $16,695.34       $16,562
DEC                  $16,624.85       $16,524
JAN 1997             $16,656.31       $16,500
FEB                  $16,809.26       $16,668
MAR                  $16,585.02       $16,420
APR                  $16,724.02       $16,561
MAY                  $16,975.74       $16,805
JUN                  $17,156.57       $17,241
JUL                  $17,631.74       $17,994
AUG                  $17,466.44       $17,751
SEP                  $17,673.56       $18,054
OCT                  $17,787.47       $18,219
NOV                  $17,892.22       $18,305
DEC                  $18,153.10       $18,656
JAN 1998             $18,340.30       $18,876
FEB                  $18,345.88       $18,944
MAR                  $18,362.21       $18,979
APR                  $18,279.36       $18,827
MAY                  $18,568.53       $19,100
JUN                  $18,641.81       $19,164
JUL                  $18,688.41       $19,136
AUG                  $18,977.18       $19,438
SEP                  $19,213.77       $19,606
OCT                  $19,213.37       $19,521
NOV                  $19,280.68       $19,550
DEC                  $19,329.27       $19,553
JAN 1999             $19,559.09       $19,744
FEB                  $19,473.85       $19,588
MAR                  $19,500.94       $19,565
APR                  $19,549.13       $19,625
MAY                  $19,436.01       $19,466
JUN                  $19,156.41       $19,001
JUL                  $19,226.11       $18,928
AUG                  $19,071.97       $18,580
SEP                  $19,079.94       $18,450
OCT                  $18,873.22       $18,074
NOV                  $19,073.96       $18,212
DEC                  $18,931.77       $17,891
JAN 2000             $18,849.32       $17,598
FEB                  $19,068.39       $17,964
MAR                  $19,485.00       $18,510
APR                  $19,369.90       $18,308
MAY                  $19,269.13       $18,037
JUNE                 $19,779.74       $18,638
JULY                 $20,054.96       $18,954
AUGUST               $20,364.04       $19,261
SEPTEMBER            $20,258.10       $19,136


PERFORMANCE(5)                    CLASS A  CLASS B   CLASS C   CLASS I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                           4.39%    3.72%     3.46%     4.96%
Five Years                         5.67     4.93      4.80      N.A.
Ten Years                          N.A.     6.71      N.A.      N.A.
Life of Fund+                      6.72     6.49      4.08      1.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.56%   -1.18%     2.48%     4.96%
Five Years                         4.65     4.61      4.80      N.A.
Ten Years                          N.A.     6.71      N.A.      N.A.
Life of Fund+                      5.92     6.49      4.08      1.91

+ Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C:12/3/93; Class I:7/1/99
--------------------------------------------------------------------------------


* Source: TowersData, Bethesda, MD. Investment operations commenced 12/19/85. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund (Class B) and in the Lehman Brothers Municipal Bond Index. An investment in the Fund's Class A shares on 4/5/94 at net asset value would have grown to $15,254 on September 30, 2000, $14,527 including applicable sales charge. An investment in the Fund's Class C shares on 12/3/93 at net asset value would have grown to $13,138 on September 30, 2000. An investment in the Fund's Class I shares at its inception on 7/1/99 at net asset value would have grown to $10,240 on September 30, 2000. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
    FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.85% of the total dividends paid by the Fund from net investment income during the fiscal year ended September 30, 2000 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                                     Your Proxy Vote is important!

                                     And now you can Vote your Proxy on the
                                     PHONE.

                                     It saves Money!  Telephone voting saves
                                     postage costs. Savings which can help to minimize fund expenses.

                                     It saves Time!  Telephone voting is
                                     instantaneous -- 24 hours a day.
                                     It's Easy!  Just follow these simple steps:

                                     1.  Read your proxy statement and have it
                                     at hand.

                                     2.  Call toll-free 1-800-597-7836

                                     3.  Enter your 14 digit Control Number
                                     from your Proxy Card.

                                     4.  Follow the recorded directions.

                                     5.  Do not mail your Proxy Card when you
                                     vote by phone.




                  Please detach at perforation before mailing.



PROXY                   EATON VANCE TEXAS MUNICIPALS FUND                  PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 21, 2001
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of Eaton Vance Texas Municipals Fund (the "Texas Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of Texas Fund to be held at the principal office of the Texas Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, September 21, 2001 at 1:30 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Texas Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                               VOTE VIA THE TELEPHONE:  1-800-597-7836

                               CONTROL NUMBER:


                    Note: Please sign this proxy as your name appears on the books of the Texas Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name apears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                ________________________________
                                                Signature(s)


                                                ________________________________
                                                Date                   EVT_11743






    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.






WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  [ ]


Approve an Agreement and Plan of Reorganization       FOR    AGAINST    ABSTAIN
of Eaton Vance Municipals Trust on behalf of
Eaton Vance Texas Municipals Fund and Eaton           [ ]      [ ]        [ ]
Vance National Municipals Fund and the
transactions contemplated thereby, as described in the accompanying proxy statement/prospectus.




SEE REVERSE SIDE                                                SEE REVERSE SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE